                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2002
                               (NOVEMBER 12, 2002)




                         TEXAS CAPITAL BANCSHARES, INC.
                              (Name of Registrant)




           DELAWARE                    000-30533             75-2671109
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)      Identification Number)



             2100 MCKINNEY AVENUE, SUITE 900, DALLAS, TEXAS, U.S.A.
                    (Address of principal executive officers)


                                      75201
                                   (Zip Code)




                                  214-932-6600
                         (Registrant's telephone number,
                              including area code)




                                       N/A
                 (Former address of principal executive offices)


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ITEM 5. OTHER EVENTS.

         On November 19, 2002, Texas Capital Bancshares, Inc. (the "Company") completed the private placement of $10,000,000 aggregate liquidation amount of floating rate capital securities (the "Capital Securities") issued by its Connecticut statutory trust, Texas Capital Bancshares Statutory Trust I (the "Trust"). The Company received $9,750,000 after a deduction of $250,000 in commissions to SunTrust Capital Markets, Inc., the Placement Agent. The Capital Securities were subsequently transferred to a pooled investment vehicle sponsored by STI Investment Management, Inc. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its Common Securities to the Company, were invested in Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company due 2032 (the "Debentures"), which were issued pursuant to an Indenture dated November 19, 2002, between the Company and State Street Bank and Trust Company of Connecticut, National Association ("State Street"), as Trustee. Both the Capital Securities and the Debentures have a floating rate, which resets quarterly, equal to 3-month LIBOR plus 3.35%. Currently, the interest rate on these securities is 4.77%. Payments of distributions and other amounts due on the Capital Securities are guaranteed by the Company, to the extent that the Trust has funds available for the payments of such distributions but fails to make such payments, pursuant to a Guarantee Agreement, dated November 19, 2002, between the Company and State Street, as Guarantee Trustee. The Debentures and Capital Securities may be redeemed at the option of the Company on fixed quarterly dates beginning on November 19, 2007.

         The Company sold the Capital Securities in a non-public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company believed this exemption was available because the Capital Securities were sold in a private transaction to a single professional management entity that is highly sophisticated and experienced with investments similar to the Capital Securities and meets the definition of an "institutional investor" under Rule 144A of the Securities Act. The Capital Securities were subsequently transferred to a securitized pool in a private transaction exempt from the Securities Act pursuant to Rule 144A.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          1.1 Placement Agreement by and among Texas Capital Bancshares, Inc., Texas Capital Bancshares Statutory Trust I and SunTrust Capital Markets, Inc., dated November 19, 2002

          3.1 Certificate of Trust of Texas Capital Bancshares Statutory Trust I, dated November 12, 2002

          3.2 Declaration of Trust of Texas Capital Bancshares Statutory Trust I, dated November 12, 2002

          3.3 Amended and Restated Declaration of Trust for Texas Capital Bancshares Statutory Trust I by and among State Street Bank and Trust Company of Connecticut, as Institutional Trustee, Texas Capital Bancshares, Inc. as Sponsor, and Joseph M. Grant, Raleigh Hortenstine, III and Gregory B. Hultgren, as Administrators, dated as of November 19, 2002

          4.1 Indenture dated as of November 19, 2002 between Texas Capital Bancshares, Inc., as Issuer and State Street Bank and Trust Company of Connecticut, National Association for Floating Rate Junior Subordinated Deferrable Interest Debentures


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          4.2  Guarantee Agreement between Texas Capital Bancshares, Inc. and
               State Street Bank and Trust Company of Connecticut, National Association, dated as of November 19, 2002

          4.3 Floating Rate Junior Subordinated Deferrable Interest Debenture due 2032

          4.4  Capital Security Certificate

          4.5  Common Security Certificate




                                       3
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 4, 2002     TEXAS CAPITAL BANCSHARES, INC.


                            /s/ Gregory B. Hultgren
                            -----------------------------------
                            Gregory B. Hultgren
                            Executive Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

1.1         Placement Agreement by and among Texas Capital Bancshares, Inc.,
            Texas Capital Bancshares Statutory Trust I and SunTrust Capital
            Markets, Inc., dated November 19, 2002

3.1 Certificate of Trust of Texas Capital Bancshares Statutory Trust I, dated November 12, 2002

3.2 Declaration of Trust of Texas Capital Bancshares Statutory Trust I, dated November 12, 2002

3.3         Amended and Restated Declaration of Trust for Texas Capital
            Bancshares Statutory Trust I by and among State Street Bank and
            Trust Company of Connecticut, as Institutional Trustee, Texas
            Capital Bancshares, Inc. as Sponsor, and Joseph M. Grant, Raleigh
            Hortenstine, III and Gregory B. Hultgren, as Administrators, dated as of November 19, 2002

4.1         Indenture dated as of November 19, 2002 between Texas Capital
            Bancshares, Inc., as Issuer and State Street Bank and Trust Company of Connecticut, National Association for Floating Rate Junior
            Subordinated Deferrable Interest Debentures

4.2         Guarantee Agreement between Texas Capital Bancshares, Inc. and State
            Street Bank and Trust Company of Connecticut, National Association, dated as of November 19, 2002

4.3         Floating Rate Junior Subordinated Deferrable Interest Debenture due
            2032

4.4         Capital Security Certificate

4.5         Common Security Certificate



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